UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):                                                                          January 9, 2008

INSITUFORM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10786	13-3032158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17988 Edison Avenue, Chesterfield, Missouri	63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number,
including area code                                                                                                 (636) 530-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                       Regulation FD Disclosure.

On January 9, 2008, Insituform Technologies, Inc. will present to certain analysts and investors the slide presentation furnished herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.                       Financial Statements and Exhibits.

  (d)            The following exhibit is filed as part of this report:

Exhibit	Description
99.1	Slide Presentation of Insituform Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSITUFORM TECHNOLOGIES, INC.

By:   /s/ David F. Morris
      David F. Morris
  Senior Vice President, General Counsel and
  Chief Administrative Officer

Date:                       January 8, 2008

INDEX TO EXHIBITS

Exhibit	Description
99.1	Slide Presentation of Insituform Technologies, Inc.